SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report – June 21, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237

(State or other jurisdictionof incorporation or organization)	Commission File Number	(IRS EmployerIdentification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

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Item 5. Other Events.

On June 21, 2004, Registrant issued a Press Release, which concerns the resignation of David E. Sparks, as an Executive Vice President of Registrant. A copy of the Complete Settlement Agreement and General Release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1   Press Release of Registrant, dated June 21, 2004 (filed pursuant to Item 9 of Form 8-K).
99.2   Complete Settlement Agreement and General Release between David E. Sparks, Registrant and Harleysville National Bank and Trust Company.

Item 9. Regulation FD Disclosure.

On June 21, 2004, Harleysville National Corporation issued a press release, discussed at Item 5. hereof. This press release is filed herein, as part of this Item 9, as Exhibit 99.1.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HARLEYSVILLE NATIONAL CORPORATION

Dated: June 22, 2004                  /s/ Michael B. High
                            Michael B. High, Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Page
Exhibit 99.1 - Press Release dated June 21, 2004, of Registrant	5
(furnished pursuant to Item 5 hereof).

Exhibit 99.2 – Complete Settlement Agreement and General Release between David E. Sparks, Registrant and Harleysville National Bank and Trust Company.	6